Rule 497(e)
File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY
A flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company

Supplement dated April 20, 2016
To the Prospectus dated May 1, 2016

This Supplement amends certain information contained in the Prospectus dated May 1, 2016.

At a Shareholder meeting held on April 15, 2016, shareholders approved the merger of the Columbia Variable Portfolio Large Cap Growth Fund II (the "Acquired Fund") into the Columbia Variable Portfolio Large Cap Growth Fund (the "Acquiring Fund"), effective on or around April 29, 2016 (the "Merger Date").

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date. Any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund as of the Merger Date.

The Acquiring Fund will not be available to new investors, or to new contributions. Effective immediately, any references in the Prospectus to the Acquiring Fund being open to new investors or to new contributions are hereby amended to reflect that the Acquiring Fund is closed to new investors and closed to new contributions.

If you have questions or would like assistance, you may contact an annuity account representative by calling (800) 838-0650, or by writing to the Annuity Service Center at PO Box 173920, Denver, CO 80217-3920. You may also elect a transfer from the Sub-Account for the Acquired Fund to another Sub-Account via the Internet at www.schwab.com. Any transfer from the Sub-Account for the Acquired Fund to another investment option will not incur a transfer charge, and will not count against the annual free transfer limit.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2016.

Please read this Supplement carefully and retain it for future reference.